Exhibit 99.2

Report of Independent Registered Public Accounting Firm

To the Stockholders and Directors
of 9151-3929 Quebec Inc. and 3826961 Canada Inc.

We have audited the accompanying combined balance sheets of 9151-3929 Quebec Inc. and 3826961 Canada Inc. as of October 31, 2004 and 2003 and the related combined statements of operations, cash flows and stockholders' equity for the years ended October 31, 2004 and 2003. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these combined financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of 9151-3929 Quebec Inc. and 3826961 Canada Inc., as of October 31, 2004 and 2003, and the results of its operations and its cash flows for the years ended October 31, 2004 and 2003, in conformity with accounting principles generally accepted in the United States.

/s/ Manning Elliott
CHARTERED ACCOUNTANTS
Vancouver, Canada
June 3, 2005

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Combined Balance Sheets
(expressed in U.S dollars)
	February 28,	October 31,
	2005	2004	2003
	$	$	$
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	-	1,200,430	47,457
Accounts receivable (Note 5)	407,930	693,163	515,855
Work in progress	118,716	72,151	97,827
Prepaid expenses	21,664	23,960	33,054
	548,310	1,989,704	694,193
Cash surrender value of life insurrance policy	-	47,331	29,138
Available-for-sale securities	-	98,797	44,802
Property and equipment (Note 6)	192,340	204,216	191,304
Intangible assets (Note 8)	187,802	197,169	222,380
Goodwill	96,801	97,649	90,324
	1,025,253	2,634,866	1,272,141

LIABILITIES
Current liabilities
Bank loan (Note 9)	35,668	-	-
Accounts payable	84,645	429,421	183,105
Accrued liabilities	234,864	321,252	251,487
Income taxes payable	-	282,208	9,080
Advance from a shareholder, without interest and
repayment terms	-	230,151	263,699
Current portion of long-term debt (Note 10)	71,859	81,638	76,610
	427,036	1,344,670	783,981
Deferred income tax	3,468	3,745	7,057
Long-term debt (Note 10)	21,668	45,636	111,467
Redeemable preferred shares (note 11)	195,712	857,705	182,617
	647,884	2,251,756	1,085,122
STOCKHOLDERS' EQUITY
Capital stock (note 11)
Preferred stock, Unlimited number of shares
authorized, 750 shares issued and outstanding	48,068	48,068	48,068
Common stock , Unlimited number of shares authorized,
172, 200 and 200 shares issued and
outstanding, respectively	110	128	128
Accumulated other comprehensive income	75,873	78,018	16,370
Retained earnings	253,318	256,896	122,453
	377,369	383,110	187,019
	1,025,253	2,634,866	1,272,141

The accompanying notes are an integral part of the combined financial statements.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Combined Statements of Operations
(expressed in U.S dollars)

	For the four-month
	period ended		For the year ended
	February 28,		October 31,
	2005	2004	2004	2003
	$	$	$	$
	(Unaudited)	(Unaudited)

Revenues	1,100,487	934,046	5,945,755	2,341,970
Costs of services	613,853	555,719	3,207,994	1,235,271
Gross profit	486,634	378,327	2,737,761	1,106,699

Operating expenses
Selling expenses	103,996	90,271	314,539	233,574
Administrative expenses	342,278	217,301	1,244,237	588,700
Depreciation and amortization	20,454	23,082	72,950	58,313
	466,728	330,654	1,631,726	880,587
Operating income	19,906	47,673	1,106,035	226,112
Other expenses (income)
Financial expenses	7,334	7,421	21,408	22,386
Other income	(3,518)	-	(42,783)	(15,231)
	3,816	7,421	(21,375)	7,155
Net income before income taxes	16,090	40,252	1,127,410	218,957
Income taxes
Current	2,101	6,545	329,803	64,378
Deferred	(248)	-	(3,607)	6,478
	1,853	6,545	326,196	70,856
Net income	14,237	33,707	801,214	148,101

Comprehensive income (Note 16)	12,092	54,257	862,862	163,771

The accompanying notes are an integral part of the combined financial statements.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Combined Statements of Cash Flows
(expressed in U.S dollars)
	For the four-month
	period ended		For the year ended
	February 28,		October 31,
	2005	2004	2004	2003
	$	$	$	$
	(Unaudited)	(Unaudited)
OPERATING ACTIVITIES
Net income	12,092	54,257	862,862	163,771
Adjustments to reconcile net cash to
operating activities
Gain on disposal of property and equipment	-	-	(20,517)	-
Gain on disposal of securities	-	-	(15,817)	-
Accretion expense	2,255	3,965	10,200	12,123
Refundable dividend tax	6,599	-	(6,658)	-
Depreciation and amortization	20,453	23,082	72,951	58,314
Deferred income taxes	(277)	(108)	(3,312)	7,057
Changes in operating assets and liabilities
Accounts receivable	285,233	47,886	(177,308)	(184,715)
Work in progress	(46,565)	(31,357)	25,676	(54,636)
Prepaid expenses	2,296	(3,835)	9,094	(17,775)
Accounts payable	(344,776)	(71,110)	246,316	104,147
Accrued liabilities	(86,388)	(74,794)	69,765	101,435
Income taxes payable	(282,208)	(28,037)	273,128	(26,031)
Cash flows from (to) operating activities	(431,286)	(80,051)	1,346,380	163,690

INVESTING ACTIVITIES
Investments - life insurance policy	47,331	-	(18,193)	(29,138)
Investments - securities	-	(1,522)	(52,140)	(40,889)
Disposal of investments	104,466	-	15,817	-
Acquisition of property, equipment and
intangible assets	(8,146)	(18,584)	(31,181)	(265,131)
Disposal of property and equipment	-	-	20,517	-
Cash flows from (to) investing activities	143,651	(20,106)	(65,180)	(335,158)

FINANCING ACTIVITIES
Proceeds from bank loan	35,668	135,650	-	-
Balance of purchase price	(32,903)	(22,831)	(81,793)	139,930
Capital lease repayments	(2,611)	(1,778)	(5,332)	-
Advances (repayments) from a shareholder	(230,151)	(37,833)	(33,548)	78,227
Issue (redemption) of shares	(18)	-	128	-
Redemption of class "B" and "E" shares	(654,539)	-	-	-
nd dividends paid	(24,414)	-	-	-
Cash flows from (to) financing activities	(908,968)	73,208	(120,545)	218,157

Effect of exchange rate changes on cash	(5,972)	42	53,966	(6,434)

Net increase (decrease) in cash and
cash equivalents	(1,202,575)	(26,907)	1,214,621	40,255
Cash and cash equivalents, beginning of year	1,200,430	47,457	47,457	22,872
Cash and cash equivalents, end of year	(2,145)	20,550	1,262,078	63,127

The accompanying notes are an integral part of the combined financial statements.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Combined Statement of Stockholders' Equity From October 31, 2002 to February 28, 2005
(expressed in U.S dollars)
						Accumulated
						other	Total
				Preferred	Retained	comprehensive	stockholders'
		Class "A" Shares		Shares	earnings	income (loss)	equity
	Number of	$	Number of	$	$	$	$
	shares		shares

Balance, October 31, 2002	200	128	750	48,068	(25,648)	700	23,248
Net income for the year	-	-	-	-	148,101	-	148,101
Foreign currency translation
adjustments	-	-	-	-	-	15,413	15,413
Unrealized gain on available-for-
sale securities	-	-	-	-	-	257	257
Balance, October 31, 2003 (audited)	200	128	750	48,068	122,453	16,370	187,019

Exchange of shares for class "E"
shares	(100)	(64)	-	-	(258,786)	-	(258,850)
Exchange of shares for class "A"
shares	(100)	(64)	-	-	(401,327)	-	(401,391)
Class "A" shares issued for cash	200	128	-	-	-	-	128
Refundable dividend tax	-	-	-	-	(6,658)	-	(6,658)
Net income for the year	-	-	-	-	801,214	-	801,214
Foreign currency translation
adjustments	-	-	-	-	-	67,423	67,423
Unrealized gain on available-for-
sale securities	-	-	-	-	-	(5,775)	(5,775)
Balance, October 31, 2004 (audited)	200	128	750	48,068	256,896	78,018	383,110

Refundable dividend tax	-	-	-	-	6,599	-	6,599
Net income for the period	-	-	-	-	14,237	-	14,237
Redemption of class "A" shares	(28)	(18)	-	-	-	-	(18)
Dividends	-	-	-	-	(24,414)	-	(24,414)
Foreign currency translation
adjustments	-	-	-	-	-	(7,663)	(7,663)
Unrealized gain on available-for-
sale securities	-	-	-	-	-	5,518	5,518
Balance, February 28, 2005
(unaudited)	172	110	750	48,068	253,318	75,873	377,369

The accompanying notes are an integral part of the combined financial statements.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

1 - NATURE OF OPERATIONS AND BASIS OF PRESENTATION

Basis of presentation

These combined financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and are presented in U.S. dollars.

The combined financial statements include the accounts of the following companies:

9151-3929 Quebec Inc., 3826961 Canada Inc. and their wholly-owned subsidiary, 3428249 Canada Inc. and its wholly-owned subsidiaries, Chartrand Laframboise Inc. and 9126-7641 Quebec Inc. All intercompany transactions and balances have been eliminated.

9151-3929 Quebec Inc., 3826961 Canada Inc., and their subsidiaries are hereinafter collectively referred to "CLI", "CLI Group" or the "Group". The Group is engaged in the security field and credit and audit management.

2 - ACCOUNTING POLICIES

Unaudited combined interim financial statements

The accompanying combined financial statements and notes as at February 28, 2005 and 2004 and for the four-month periods ended February 28, 2005 and 2004, are unaudited. These unaudited combined financial statements have been prepared on the same basis as the audited combined financial statements and include, in the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of the financial position, results of operations and cash adjustments, flows for the period presented.

Accounting estimates

The preparation of combined financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

Revenue Recognition

The Group recognizes revenue in accordance with Securities and Exchange Commission Staff Accounting

Bulletin ("SAB") SAB No. 104, "Revenue Recognition". Revenue is recognized only when the price is fixed or determinable, persuasive evidence of an arrangement exists, the service is performed, and collectibility is reasonably assured.

The Group continually monitors timely payments and assesses any collection issues. The allowance for doubtful accounts is based on the Group's detailed assessment of the collectibility of specific customer accounts. Any significant customer accounts that are not expected to be collected are excluded from revenues.

The Group recognizes revenue from service contracts as the prospective service is performed using a proportional performance model as contemplated under SAB No. 101, "Revenue Recognition in Financial Statements", and SAB No. 104 "Revenue Recognition". Thus, revenues from investigation contracts are reported on the percentage of completion method of accounting using measurements of progress toward completion appropriate for the work performed. Progress is generally based upon man-hours or costs incurred based upon the appropriate method for the type of job.

Foreign currency translation

The Group's functional currency is the Canadian dollar. Occasional transactions occur in U.S. dollars. The Group has adopted Statement of Financial Accounting ("SFAS") SFAS No. 52, "Foreign Currency Translation". Assets and liabilities denominated in foreign currencies are translated into US dollars at rates of exchange in effect at the balance sheet date. Average rates for the year are used to translate revenues and expenses. Resulting translation gains and losses are accumulated in a separate component of stockholder's equity as accumulated other comprehensive income or loss.

Related parties

Related party transactions are incurred in the normal course of business and are measured at their exchange amount, that is the amount established and accepted by the parties.

Cash and cash equivalents

The Group considers all highly liquid instruments with maturity of three months or less at the time of issuance to be cash equivalents.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

Available-for-sale securities

The Group's securities, which consist of equity securities issued by public enterprises, are classified as available-for-sale securities which are carried at market value with unrealized gains and losses included in other comprehensive income.

Property and equipment

Property and equipment and intangible assets with a finite life are recorded at cost, less accumulated depreciation and amortization. Depreciation and amortization is calculated on the declining balance basis, except for leasehold improvements and customer lists where the straight-line method is used, at the following annual rates or period:

Rates
Surveillance equipment	30%
Communication equipment	20%
Furnitures and fixtures	20%
Office equipment	20%
Computers	30%
Leasehold improvements	8 years
Customer lists	10 years

The Group periodically reviews the carrying amount of its property and equipment and intangible assets with a finite life. An impairment loss must be recognized if the carrying amount of a long-lived asset exceeds the sum of the undiscounted cash flows expected to result from its use and eventual disposition.

Goodwill

Goodwill represents the excess of the purchase price of acquired assets over the fair values of the identifiable assets acquired and liabilities assumed. Pursuant to SFAS No. 141, the Group has not amortized goodwill since November 1, 2003, but tests for impairment of goodwill on an annual basis and at any other time if events occur or circumstances indicate that the carrying amount of goodwill may not be recoverable. Circumstances that could trigger an impairment test include but are not limited to: a significant adverse change in the business climate or legal factors; an adverse action or assessment by a regulator; unanticipated competition and loss of key personnel. Goodwill is tested for impairment using present value techniques of estimated future cash flows; or using valuation techniques based on multiples of earnings. If the carrying amount of goodwill exceeds the implied fair value of that goodwill, an impairment loss is charged to operations.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

Long-Lived Assets

In accordance with SFAS No. 144, " Accounting for the Impairment or Disposal of Long-Lived Assets" , the

Group tests long-lived assets or asset groups for recoverability when events or changes in circumstances indicate that their carrying amount may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; accumulation of costs significantly in excess of the amount originally expected for the acquisition or construction of the asset; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed significantly before the end of its estimated useful life.

Recoverability is assessed based on the carrying amount of the asset and its fair value which is generally determined based on the sum of the undiscounted cash flows expected to result from the use and the eventual disposal of the asset, as well as specific appraisal in certain instances. An impairment loss is recognized when the carrying amount is not recoverable and exceeds fair value.

Income taxes

Pursuant to SFAS 109, "Accounting for Income Taxes", a deferred tax liability is recognized for temporary differences that will result in taxable amounts in future years. The measurement of current and deferred tax liabilities and assets is based on provisions of the enacted tax law. The effects of future changes in tax laws or rates are not anticipated.

Redeemable preferred shares

Preferred shares that are redeemable at the holder's option are classified as liabilities as the redemption of these shares is outside the control of the Group and they represent a future cash obligation.

3 - INFORMATION INCLUDED IN THE COMBINED STATEMENTS OF OPERATIONS

	For the four-month period ended		For the year ended October 31,
	2005-02-28	2004-02-28
	(Unaudited)	(Unaudited)	2004	2003
	$	$	$	$
Rent expenses	38,618	32,522	107,948	85,106
Advertising expenses	7,111	10,568	42,025	19,154
Related party transactions	-	-	-	-

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

4 - INFORMATION INCLUDED IN THE COMBINED STATEMENT OF CASH FLOWS

Cash flows relating to interest and income taxes on operating activities are detailed as follows:

	For the four-month period ended		For the year ended October 31,
	2005-02-28	2004-02-28
	(Unaudited)	(Unaudited)	2004	2003
	$	$	$	$
Interest paid	1,318	95	2,069	1,472
Income taxes paid	295,015	24,400	82,833	57,783

5 - ACCOUNTS RECEIVABLE
			For the year ended October 31,
		2005-02-28
		(Unaudited)	2004	2003
		$	$	$
Trade accounts		383,817	697,648	530,135
Allowance for doubtful accounts		(883)	(33,165)	(21,077)
Other receivables and assets		13,701	28,680	6,797
Income taxes receivable		11,295	-	-
		407,930	693,163	515,855

6 - PROPERTY AND EQUIPMENT
			February 28, 2005 (unaudited)
		Accumulated
	Cost	amortization	Net
	$	$	$
Surveillance equipment	125,895	99,803	26,092
Communication equipment	52,828	34,140	18,688
Furnitures and fixtures	72,116	45,077	27,039
Office equipment	22,357	7,220	15,137
Computers	172,286	104,585	67,701
Leasehold improvements	17,845	3,872	13,973
	463,327	294,697	168,630
Office equipment under capital leases	37,746	14,036	23,710
	501,073	308,733	192,340

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

			October 31, 2004
		Accumulated
	Cost	amortization	Net
	$	$	$
Surveillance equipment	137,500	108,324	29,176
Communication equipment	57,632	39,682	17,950
Furnitures and fixtures	99,721	71,487	28,234
Office equipment	37,345	21,158	16,187
Computers	233,144	160,876	72,268
Leasehold improvements	18,001	3,227	14,774
	583,343	404,754	178,589
Office equipment under capital leases	38,076	12,449	25,627
	621,419	417,203	204,216

			October 31, 2003
		Accumulated
	Cost	amortization	Net
	$	$	$
Surveillance equipment	108,946	92,511	16,435
Communication equipment	51,740	32,752	18,988
Furnitures and fixtures	92,408	59,322	33,086
Office equipment	34,543	15,827	18,716
Computers	193,433	126,855	66,578
Leasehold improvements	16,651	1,100	15,551
	497,721	328,367	169,354
Office equipment under capital leases	28,393	6,443	21,950
	526,114	334,810	191,304

7 - ACQUISITIONS OF ASSETS

a)

In 2003, the Group acquired certain assets of 2745089 Canada, Inc. (dba as "Megaprobe") for consideration of $207,093 (CND$320,000).This purchase price was subsequently reduced by $10,442 (CND$15,013).

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

The fair value of assets acquired was:
			$
Office equipment			20,866
Intangible assets			175,785
			196,651
Consideration
The balance of the purchase price is without interest
and unsecured and was determined using discounted
future cash outflows at a discount rate of 7.5%.
See Note 10.			196,651

b)		In 2003, the Group acquired certain assets of 3870685 Canada Inc. (dba "Cammeril Percon") for consideration of $9,707 (CND$15,000).

The fair value of assets acquired was:
			$
Office equipment			15,000

8 - INTANGIBLE ASSETS			Net
		Accumulated	Carrying
	Cost	amortization	Value
Customers list as at:	$	$	$
February 28, 2005 (unaudited)	306,735	118,933	187,802
October 31, 2004	309,423	112,254	197,169
October 31, 2003	297,587	75,207	222,380

9 - BANK LOAN

Chartrand Laframboise Inc. ("Chartrand") has a credit agreement for an authorized amount of $409,601 (CND$500,000), renewable yearly. Any utilized portion bears interest at Bank of Montreal's prime rate plus 1.25% and is secured by a general assignment of Chartrand's accounts receivable and Chartrand is required to comply with certain financial ratios. As at October 31, 2004 and 2003, there was no amount outstanding under this line of credit and Chartrand is in compliance with all financial ratios.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

10 - LONG-TERM DEBT
		October 31,
	2005-02-28
	(Unaudited)	2004	2003
	$	$	$
The balance of the purchase price of assets
(see Note 7) is without interest, payable in monthly
instalments of $6,144 (CND$7,500) until March 2004,
of $8,192 (CND$10,000) until March 2005 and of $5,462
(CND$6,667) until March 2006. The carrying amount is
determined by discounting future cash outflows
at a discount rate of 7.5%.	70,085	101,221	164,928

Obligations under capital leases, maturing at various
dates until 2009 , payable in instalments totalling $7,216
(CND$8,808) each year until 2007, $3,537 (CND$4,318)
in 2008 and $868 (CND$1,060) in 2009.	23,442	26,053	23,149
	93,527	127,274	188,077
Instalments due within one year	71,859	81,638	76,610

	21,668	45,636	111,467

The instalments on long-term debt for the next five years, excluding the obligations under capital leases, are $74,421 in fiscal 2005 and $26,800 in fiscal 2006.

11 - CAPITAL STOCK

Authorized

3826961 Canada inc. ("the Company")

Unlimited number of shares of Class:

"A", no par value, voting, participating, dividend payable at the same time as class "B" shares and subject to certain restrictions relative to class "D" and "E" shares.

"B", voting, participating, dividend payable at the same time as class "A" and subject to certain restrictions relative to class "D" and "E" shares, exchangeable for class "D" shares.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

"C", voting, non participating and no dividend, redeemable in priority of all other classes, redeemable at the Company's option.

"D", non-voting, non-participating, monthly dividend of 1% calculated on the redemption price, preferred, non-cumulative, payable in priority of class "A", "B", "E" and "G" shares, but subsequent to class "F" shares, redeemable in priority of class "A", "B", "E" and "G" shares, but subsequent to class "C" and "F" shares in case of liquidation, redeemable to the holder's option at the redemption price.

"E", non-voting, non-participating, monthly dividend of 1% calculated on the redemption price, preferred, non-cumulative, payable in priority of class "A", "B" and "G" shares, but subsequent to class "G" and "F" shares, redeemable in priority of class "A", "B" and "G" shares, but subsequent to class "C", "D" and "F" shares in case of liquidation, redeemable to the holder's option at the redemption price.

"F", non-voting, non-participating, annual dividend of 15%, preferred, non-cumulative, payable in priority of class "A", "B", "D", "E" and "G" shares, redeemable in priority of class "A", "B", "D", "E" and "G" shares, but subsequent to class "C" shares, redeemable to the holder's option at the redemption price.

"G", non-voting, non-participating, annual dividend of 8%, preferred, non-cumulative, payable in priority of class "A" and "B" shares, but subsequent to class "D", "E" and "F" shares, redeemable in priority of class "A" and "B" shares, but subsequent to class "C", "D", "E" and "F" shares, redeemable to the Company's option at the redemption price.

9151-3929 Quebec Inc.("the Company")

Unlimited number of shares, without par value, of Class:

"A", voting and participating

"B", non-voting, non-participating, monthly dividend, preferred and non-cumulative of 1% calculated on the redemption price, redeemable to the holder's option at the redemption price.

"C", non-voting, non-participating, annual dividend of CND$1.00 non-cumulative per share, redeemable at the Company's option at paid-up capital plus any declared but unpaid dividend.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

Issued and fully paid		February 28, 2005 (unaudited)
	Number of shares	$
Redeemable preferred shares
3826961 Canada inc.
Class "D" shares	241	195,712

Preferred stock
3826961 Canada inc.
Class "G" shares	750	48,068

Common stock

3826961 Canada inc.
Class "A" shares	83	53

9151-3929 Quebec Inc.
Class "A" shares	89	57
		110

Issued and fully paid		October 31,		October 31,
		2004		2003
	Number of shares	$	Number of shares	$
Redeemable preferred shares
3826961 Canada inc.
Class "D" shares	241	197,428	241	182,617
Class "E" shares	316,000	258,868
		456,296		182,617
9151-3929 Quebec Inc.
Class "B" shares	490,000	401,409
		857,705
Preferred stock
3826961 Canada inc.
Class "G" shares	750	48,068	750	48,068
		48,068		48,068
Common stock
3826961 Canada inc.
Class "A" shares	100	64	100	64
9151-3929 Quebec Inc.
Class "A" shares	100	64	100	64
		128		128

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

During fiscal 2004, 3826961 Canada inc. exchanged 100 class "A" shares for 316,000 class "E" shares and issued 100 new class "A" shares for a cash consideration of $64 (CND$100).
During fiscal 2004, 9151-3929 Quebec Inc. exchanged 100 class "A" shares for 490,000 class "B" shares and issued 100 new class "A" shares for a cash consideration of $64 (CND$100).

12 - FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used to determine the estimated fair value of each class of financial instruments.

Short-term financial instruments

The fair value of short-term financial assets and liabilities approximates the carrying amount due to the short term maturity.

Long-term debt

The fair value of long-term debt approximates the carrying amount given the rates used in discounting future cash flows is similar to the rates the Group could have obtained for loans with similar terms and conditions.

13 - CONCENTRATIONS

For the year ended October 31, 2004 a specific customer represented revenue of $2,130,411 (32.9% of 2004 revenues) and another represented revenue of $989,120 (15.2% of 2004 revenues). For the year ended October 31, 2003 and the four month period ended February 28, 2005 no specific client represented more than 10% of revenue.

14 - COMMITMENT

Chartrand Laframboise Inc. has entered into long-term lease agreements expiring on June 30, 2009 with lease payments of $367,426 (CND$448,517) for the rental of a building and automotive equipment. Minimum lease payments for the next five years are $137,573 (CND$167,936) in 2005 and 2006, $51,996 (CND$63,472) in 2007, $31,850 (CND$39,879) in 2008 and $7,614 (CND$9,294) in 2009.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

15 - CONTINGENCY

The Group is subject to three complaints arising in the normal course of business. Management does not believe that unfavorable decisions in any pending procedures or threat of procedures or any amount it might be required to pay will have a material adverse effect on the Group's financial condition. Consequently, no loss contingency has been recorded.

16 - COMPREHENSIVE INCOME

The Group's accumulated other comprehensive income consists of the accumulated net unrealized gains or losses on foreign currency translation adjustments and available for sale securities.

The components of comprehensive income are as follows:

	For the four		For the
	months ended		Year Ended
	February 28,	February 28,	October 31,
	2005,	2004,	2004	2003
	$	$	$	$
	(unaudited)	(unaudited)	(audited)	(audited)

Net income	14,237	33,707	801,214	148,101
Unrealized gain (loss) on available for sale securities	5,518	(1,925)	(5,775)	257
Foreign currency translation adjustment	(7,663)	22,475	67,423	15,413

Comprehensive income	12,092	54,257	862,862	163,771

17 - INCOME TAX

The Group utilizes the liability method of accounting for income taxes as set forth in SFAS No. 109, "Accounting for Income Taxes". Under the liability method, deferred taxes are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities using enacted tax rates. A valuation allowance is recorded when it is more likely than not that some of the deferred tax assets will not be realized.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment.

9151-3929 Quebec Inc. and 3826961 Canada Inc.
Notes to Combined Financial Statements
(The information included in the notes to financial statements for the four-month periods ended February 28,
2004 and 2003 is unaudited.)

The Group's combined federal and provincial income tax rate is approximately 31%. A company within the Group with taxable income below specific thresholds is subject to an effective income tax rate of approximately 22%, largely due to the small business deduction.

The components of the net deferred tax liability is as follows:

	2004	2003
	$	$

Deferred tax liability:
Intangible assets	3,745	7,057

Total deferred tax liability	3,745	7,057

18 - SUBSEQUENT EVENTS

On February 14th 2005, C-Chip Technologies Corporation ("C-Chip") through its wholly owned subsidiary, 6327915 CANADA, INC., entered into agreements to acquire one hundred percent (100%) of the outstanding shares of 9151-3929 QUEBEC INC., ("QUEBEC") and 3826961 CANADA INC. ("CANADA"). QUEBEC and CANADA collectively own 100% of 3428249 CANADA INC. 3428249 CANADA INC. owns 100% of CHARTRAND LAFRAMBOISE INC., a company specializing in the security field, and 100% of 9126-7641 QUEBEC INC., a corporation specializing in the credit management and verification. Collectively, QUEBEC, CANADA, 3428249 CANADA INC., CHARTRAND LAFRAMBOISE INC., and 9126-7641 QUEBEC INC. are hereinafter collectively referred to as "CLI."

In consideration for the acquisition of CLI, C-Chip has paid, on behalf of its wholly-owned subsidiary, 6327915 CANADA, INC., CDN$3,000,000 in cash and has issued a 9% debenture in the amount of CDN$1,700,000 maturing February 14, 2005, convertible into 1,700,000 shares of C-Chip's common stock at price of $0.82 per share. In addition, CLI has also entered into an employment agreement with the two former owners, for a minimum terms of 18 and 36 months. Both will remain employees and officers of CLI.